                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 22, 2003


                          Discover Card Master Trust I
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



        Delaware                    0-23108                   51-0020270
     -------------               ------------             -------------------
      (State of                  (Commission                 (IRS Employer
     Organization)               File Number)             Identification No.)

c/o Discover Bank
12 Read's Way
New Castle, Delaware                                            19720
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable


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Item 5. Other Events

         Series 2003-1. On January 22, 2003, $500,000,000 aggregate principal amount of Series 2003-1 Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates, $26,316,000 aggregate principal amount of Series 2003-1 Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates, $500,000,000 aggregate principal amount of Series 2003-1 Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates, $26,316,000 aggregate principal amount of Series 2003-1 3.45% Class B, Subseries 2 Credit Card Pass-Through Certificates, $500,000,000 aggregate principal amount of Series 2003-1 Floating Rate Class A, Subseries 3 Credit Card Pass-Through Certificates, $26,316,000 aggregate principal amount of Series 2003-1 Floating Rate Class B, Subseries 3 Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of January 22, 2003, for Series 2003-1 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7. Exhibits

Exhibit 1.1 Terms Agreement among Discover Bank, Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., RBC Dominion Securities Corporation, ABN Amro Incorporated, Commerzbank Capital Markets Corp., Danske Securities (US), Inc. and HSBC Securities (USA) Inc., dated January 10, 2003.

Exhibit 4.1 Series Supplement with respect to Series 2003-1 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A, Subseries 1 Certificate, a form of Class B, Subseries 1 Certificate, a form of Class A, Subseries 2 Certificate, a form of Class B, Subseries 2 Certificate, a form of Class A, Subseries 3 Certificate and a form of Class B, Subseries 3 Certificate dated as of January 22, 2003.

Exhibit 4.2 Credit Enhancement Agreement to Discover Card Master Trust I Series 2003-1, Subseries 1 among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of January 22, 2003.


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Exhibit 4.3    Credit Enhancement Agreement to Discover Card Master Trust I
               Series 2003-1, Subseries 2 among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of January 22, 2003.

Exhibit 4.4 Credit Enhancement Agreement to Discover Card Master Trust I Series 2003-1, Subseries 3 among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of January 22, 2003.

Exhibit 4.5 Letter of Representations between U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2003-1, dated as of January 22, 2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Discover Card Master Trust I
                                      (Registrant)


                                    By: Discover Bank
                                        (Originator of the Trust)


Date: January 22, 2003                  By: /s/ Michael F. Rickert
                                           -----------------------------
                                           Michael F. Rickert
                                           Vice President, Chief Accounting
                                             Officer and Treasurer



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

Exhibit 1.1    Terms Agreement among Discover Bank, Morgan Stanley & Co.
               Incorporated, Deutsche Bank Securities Inc., RBC Dominion
               Securities Corporation, ABN Amro Incorporated, Commerzbank
               Capital Markets Corp., Danske Securities (US), Inc. and HSBC
               Securities (USA) Inc., dated January 10, 2003.

Exhibit 4.1    Series Supplement with respect to Series 2003-1 between Discover
               Bank as Master Servicer, Servicer and Seller and U.S. Bank
               National Association as Trustee, including a form of Class A, Subseries 1 Certificate, a form of Class B, Subseries 1
               Certificate, a form of Class A, Subseries 2 Certificate, a form of Class B, Subseries 2 Certificate, a form of Class A, Subseries
               3 Certificate and a form of Class B, Subseries 3 Certificate dated as of January 22, 2003.

Exhibit 4.2    Credit Enhancement Agreement to Discover Card Master Trust I
               Series 2003-1, Subseries 1 among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit
               Enhancement Provider, dated as of January 22, 2003.

Exhibit 4.3    Credit Enhancement Agreement to Discover Card Master Trust I
               Series 2003-1, Subseries 2 among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit
               Enhancement Provider, dated as of January 22, 2003.

Exhibit 4.4    Credit Enhancement Agreement to Discover Card Master Trust I
               Series 2003-1, Subseries 3 among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit
               Enhancement Provider, dated as of January 22, 2003.

Exhibit 4.5 Letter of Representations between U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2003-1, dated as of January
               22, 2003.



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